Significant Accounting Policies	12 Months Ended
Jan. 03, 2015
Significant Accounting Policies
Significant Accounting Policies

1. Significant Accounting Policies

Effective during the first quarter of fiscal 2015, the Company made changes to the presentation of its reportable segments to reflect changes in the way its chief operating decision maker evaluates the performance of its operations, develops strategy and allocates capital resources. The Company has realigned its operating structure.  Strategic and brand directions are set centrally and regional management is now fully empowered and responsible to drive those strategies and brand directions across all brands and channels within their regions. As part of the new operating structure, the regional teams manage both the wholesale and retail businesses within their regions whereas previously the retail business was managed globally. Additionally, with the implementation of new reporting systems, the Company has the ability to extract discrete financial information that aligns with its operating structure and is consistent with how management now evaluates the business performance. The Company’s reportable segments now consist of the following: (i) Americas, (ii) Europe and (iii) Asia. Prior to the First Quarter 2015 Form 10-Q, as reported in the 2014 Form 10-K, the Company’s reportable segments consisted of the following: (i) North America wholesale, (ii) Europe wholesale, (iii) Asia Pacific wholesale and (iv) Direct to consumer.

These changes to the Company’s reportable segments include the following:

(1)     Reclassification of the Company’s retail, e-commerce and catalog activities, all of which were previously recorded within the Company’s Direct to consumer segment, to the Americas, Europe and Asia segments based on the geographic location of the activities.

(2)     The Company’s wholesale operations in North America, Europe and Asia Pacific previously recorded within the North America wholesale, Europe wholesale and Asia Pacific wholesale segments, respectively, have been reclassified to the Americas, Europe and Asia segments, respectively.

(3)     Intercompany profit attributable to the Company’s factory operations was previously included in the Asia Pacific wholesale and Europe wholesale segments in accordance with the geographic location of the factories, and is now eliminated from all reporting segments.

(4)     Certain corporate costs are not allocated to the various segments because they are managed at the corporate level for internal purposes. Prior to the change in reporting segments, these expenses included, and after the change in reporting segments, continue to include, general corporate expenses, including certain administrative, legal, accounting, technology support costs, equity compensation costs, and payroll costs attributable to executive management. Additionally, certain brand management, product development, art, creative/product design, marketing and back office supply chain expenses which were previously included in North America wholesale, Europe wholesale, Asia Pacific wholesale and Direct to consumer segments prior to the change in reporting segments are now reported in corporate. Conversely, certain back office costs reported in corporate prior to the change in reporting segments are now included in the various reporting segments in which they are now managed.

The Company’s historical segment disclosures have been recast to be consistent with the current presentation.

Consolidated Financial Statements include the accounts of Fossil Group, Inc., a Delaware corporation, and its subsidiaries (the “Company”). The Company reports on a fiscal year reflecting the retail-based calendar (containing 4-4-5 week calendar quarters). References to fiscal years 2014, 2013 and 2012 are for the fiscal years ended January 3, 2015, December 28, 2013 and December 29, 2012, respectively. The Company’s fiscal year periodically results in a 53-week year instead of a normal 52-week year. The current fiscal year ended January 3, 2015 is a 53-week year, with the additional week included in the first quarter of the fiscal year. Accordingly, the information presented herein includes fifty-three weeks of operations for fiscal year 2014 as compared to fifty-two weeks in fiscal years 2013 and 2012. All intercompany balances and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation. The Company is a leader in the design, development, marketing and distribution of contemporary, high quality fashion accessories on a global basis. The Company’s products are sold primarily through department stores, specialty retailers and Company-owned retail stores worldwide.

Use of Estimates is required in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. Management makes estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, management evaluates its estimates and judgments, including those related to product returns, inventories, long-lived assets, goodwill and trade names, income taxes, warranty costs, hedge accounting and stock-based compensation. Management bases its estimates and judgments on historical experience and on various other factors that it believes are reasonable under the circumstances. Management estimates form the basis for making judgments about the carrying value of the assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions or conditions.

Concentration of Risk involves financial instruments that potentially expose the Company to concentration of credit risk and consist primarily of cash investments and accounts receivable. The Company places its cash investments with high-credit quality financial institutions and currently invests primarily in corporate debt securities and money market funds with major banks and financial institutions. Accounts receivable are generally diversified due to the number of entities comprising the Company’s customer base and their dispersion across many geographic regions. The Company believes no significant concentration of credit risk exists with respect to these cash investments and accounts receivable.

A significant portion of sales of the Company’s products are supplied by manufacturers located outside of the U.S., primarily in Asia. While the Company is not dependent on any single manufacturer outside the U.S., the Company could be adversely affected by political or economic disruptions affecting the business or operations of third-party manufacturers located outside of the U.S. In fiscal year 2014, two of the Company’s majority-owned assembly factories accounted for approximately 57% of the Company’s total watch assembly and jewelry production.

The Company has entered into multi-year, worldwide exclusive license agreements for the manufacture, distribution and sale of products bearing the brand names of certain globally recognized fashion companies. Sales of the Company’s licensed products amounted to 53.5% of the consolidated net sales for fiscal year 2014, of which MICHAEL KORS® product sales accounted for 26.3%.

Cash Equivalents are considered all highly liquid investments with original maturities of three months or less from the date of purchase.

Accounts Receivable are stated net of allowances of approximately $68.2 million and $63.1 million for estimated customer returns at the end of fiscal years 2014 and 2013, respectively, and net of doubtful accounts of approximately $11.8 million at the end of both fiscal years 2014 and 2013. The Company’s policy is to maintain allowances for bankruptcies until the bankruptcies are actually settled. The total amount charged to cost and expenses during fiscal year 2014 relating to the Company’s doubtful accounts receivable was $3.3 million.

Inventories are stated at the lower of market or average cost, including any applicable duty and freight charges. Inventory held at consignment locations is included in the Company’s finished goods inventory, and at the end of fiscal years 2014 and 2013, was $40.7 million and $29.9 million, respectively.

Investments in which the Company has significant influence over the investee are accounted for utilizing the equity method. If the Company does not have significant influence over the investee, the cost method is utilized.

Property, Plant and Equipment is stated at cost less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets of thirty years for buildings, generally five years for machinery and equipment and furniture and fixtures and three to seven years for computer equipment and software. Leasehold improvements are amortized over the shorter of the lease term or the asset’s estimated useful life.

Property, plant and equipment and other long-lived assets are evaluated for impairment whenever events or conditions indicate that the carrying value of an asset may not be recoverable based on expected undiscounted cash flows related to the asset. Property, plant and equipment and key money impairment losses related to underperforming Company-owned retail stores of approximately $9.3 million, $5.8 million and $1.2 million were recorded in fiscal years 2014, 2013 and 2012, respectively, and are included in selling, general and administrative expenses in the Company’s consolidated statements of income and comprehensive income.

Goodwill and Other Intangible Assets include the cost in excess of net tangible assets acquired (goodwill), trademarks, trade names, customer lists and patents. Trademarks, customer lists and patents are amortized using the straight-line method over their estimated useful lives, which are generally three to 20 years. Goodwill and other indefinite-lived intangible assets, such as trade names acquired in business combinations, are evaluated for impairment annually as of the end of the fiscal year. Additionally, if events or conditions were to indicate the carrying value of a reporting unit or an indefinite-lived intangible asset may not be recoverable, the Company would evaluate the asset for impairment at that time. Impairment testing compares the carrying amount of the reporting unit or other intangible assets with its fair value. When the carrying amount of the reporting unit or other intangible assets exceeds its fair value, an impairment charge is recorded.

The Company has three reporting units for which it evaluates goodwill for impairment. These reporting units are (i) Americas, (ii) Europe and (iii) Asia. The fair value of each reporting unit is estimated using market comparable information and an income approach. If the estimated fair value of a reporting unit exceeds its carrying value, no impairment charge is recorded. As of January 3, 2015, the fair value of each of these reporting units substantially exceeded its carrying value.

Judgments and assumptions are inherent in the Company’s estimate of future cash flows used to determine the estimate of the reporting unit’s fair value. The most significant assumptions associated with the fair value calculations include estimated future cash flows. The Company’s estimated future cash flows are dependent on estimated future growth rates, discount rates and operating margins. If actual results differ, the estimated future cash flows may not be realized, and future impairments of goodwill may be incurred.

The Company estimates the fair value of its trade names using discounted cash flow methodologies. Due to the inherent uncertainties involved in making the estimates and assumptions used in the fair value analysis, actual results may differ, which could alter the fair value of the trade names and possibly result in impairment charges in future periods. The Company has completed the required annual impairment testing for trade names for fiscal years 2014, 2013 and 2012. No impairment charges were recorded in fiscal years 2014, 2013 or 2012.

Accrued Expenses Other includes liabilities relating to warranties, duty, deferred compensation, gift cards, foreign exchange forward contracts (“forward contracts”), deferred rent, and other liabilities which are current in nature.

Other Long-Term Liabilities includes obligations relating to asset retirements, deferred rent, forward contracts and defined benefits relating to certain international employees that are not current in nature.

Cumulative Translation Adjustment is included as a component of accumulated other comprehensive income and reflects the adjustments resulting from translating the financial statements of foreign subsidiaries into U.S. dollars. The functional currency of the Company’s foreign subsidiaries is the currency of the primary economic environment in which the entity operates, which is generally the local currency of the country. Accordingly, assets and liabilities of the foreign subsidiaries are translated to U.S. dollars at fiscal year-end exchange rates. Income and expense items are translated at daily or average monthly exchange rates. Those changes in exchange rates that affect cash flows and the related receivables or payables are recognized as transaction gains and losses in determining net income. The Company incurred net foreign currency transaction gains, including gains and losses associated with the settlement of forward contracts, of approximately $20,000, $1.0 million and $5.6 million fiscal years 2014, 2013 and 2012, respectively. These net gains have been included in other income—net in the Company’s consolidated statements of income and comprehensive income.

Hedging Instruments consist of forward contracts and an interest rate swap. Forward contracts are entered into by the Company principally to hedge the future payment of intercompany inventory transactions by its non-U.S. subsidiaries. These cash flow hedges are stated at estimated fair value and changes in fair value are reported as a component of other comprehensive income (loss), net of taxes on the Company’s consolidated statements of income and comprehensive income. If the Company was to settle its euro, British pound, Canadian dollar, Japanese yen, Australian dollar and Mexican peso based forward contracts at fiscal year-end 2014, the result would have been a net gain of approximately $18.1 million, net of taxes. This unrealized gain is recognized in other comprehensive income (loss), net of taxes on the Company’s consolidated statements of income and comprehensive income. Additionally, to the extent that any of these contracts are not considered to be perfectly effective in offsetting the change in the value of the cash flows being hedged, any changes in fair value relating to the ineffective portion of these contracts would be recognized in other income-net on the Company’s consolidated statements of income and comprehensive income. Also, the Company has entered into an interest rate swap agreement to effectively convert a portion of its variable rate debt obligations from a floating rate to a fixed rate. Changes in the fair value of the interest rate swap are recorded as a component of accumulated other comprehensive income within stockholders’ equity, and are recognized in interest expense in the period in which the payment is settled. To reduce exposure to changes in currency exchange rates adversely affecting the Company’s investment in a euro-denominated subsidiary, the Company entered into a forward contract designated as a net investment hedge that was settled during the second quarter of fiscal year 2014. The Company does not hold or issue derivative financial instruments for trading or speculative purposes. See Note 8—Derivatives and Risk Management for more information regarding the Company’s use of derivatives.

Litigation Liabilities are estimated amounts for claims that are probable and can be reasonably estimated and are recorded as liabilities in the Company’s consolidated balance sheets. The likelihood of a material change in these estimated liabilities would be dependent on new claims that may arise, changes in the circumstances used to estimate amounts for prior period claims and favorable or unfavorable final settlements of prior period claims. As additional information becomes available, the Company assesses the potential liability related to new claims and existing claims and revises estimates as appropriate. As new claims arise or circumstances change relative to prior claim assessments, revisions in estimates of the potential liability could materially impact the Company’s consolidated results of operations and financial position.

Stock-Based Compensation is recognized as expense related to the fair value of employee stock based awards. The Company utilizes the Black-Scholes model to determine the fair value of stock options and stock appreciation rights on the date of grant. The model requires the Company to make assumptions concerning (i) the length of time employees will retain their vested stock options and stock appreciation rights before exercising them (“expected term”), (ii) the volatility of the Company’s common stock price over the expected term and (iii) the number of stock options and stock appreciation rights that will be forfeited. Changes in these assumptions can materially affect the estimate of fair value of stock-based compensation and, consequently, the related expense amounts recognized on the Company’s consolidated statements of income and comprehensive income.

Revenues are recognized at the point title and the risks and rewards of ownership have passed to the customer, based on the terms of sale. Revenue from sales of the Company’s products including those that are subject to inventory consignment agreements is recognized when title and risk of loss transfers, delivery has occurred, the price to the buyer is determinable and collectability is reasonably assured. The Company accepts limited returns and may request that a customer return a product if the customer has an excess of any style that the Company has identified as being a poor performer for that customer or geographic location. The Company continually monitors returns and maintains a provision for estimated returns based upon historical experience and any specific issues identified. Product returns are accounted for as reductions to revenue, cost of sales, accounts receivable and an increase in inventory to the extent the returned product is resalable. While returns have historically been within management’s expectations and the provisions established, future return rates may differ from those experienced in the past. In the event that the Company’s products are performing poorly in the retail market and/or it experiences product damages or defects at a rate significantly higher than the historical rate, the resulting returns could have an adverse impact on the operating results for the period or periods in which such returns occur. Taxes imposed by governmental authorities on the Company’s revenue-producing activities with customers, such as sales taxes and value added taxes, are excluded from net sales.

Cost of Sales includes raw material costs, assembly labor, assembly overhead including depreciation expense, assembly warehousing costs and shipping and handling costs related to the movement of finished goods from assembly locations to sales distribution centers and from sales distribution centers to customer locations. Additionally, cost of sales includes customs duties, product packaging cost, royalty cost associated with sales of licensed products, the cost of molding and tooling and inventory shrinkage and damages.

Selling, General and Administrative Expenses (“SG&A”) include selling and distribution expenses primarily consisting of sales and distribution labor costs, sales distribution center and warehouse facility costs, depreciation expense related to sales distribution and warehouse facilities, the four-wall operating costs of the Company’s retail stores, point-of- sale expenses, advertising expenses and art, design and product development labor costs. SG&A also includes general and administrative expenses primarily consisting of administrative support labor and “back office” or support costs such as treasury, legal, information services, accounting, internal audit, human resources, executive management costs and costs associated with stock-based compensation.

Advertising Costs for in-store and media advertising as well as co-op advertising, catalog costs, product displays, show/exhibit costs, advertising royalties related to the sales of licensed brands, internet costs associated with affiliation fees, printing, sample costs and promotional allowances are expensed as incurred. Advertising costs were approximately $232.7 million, $205.6 million and $185.1 million for fiscal years 2014, 2013 and 2012, respectively.

Warranty Costs are included in SG&A. The Company records an estimate for future warranty costs based on historical repair costs and adjusts the liability as required. Warranty costs have historically been within the Company’s expectations and the provisions established. If such costs were to substantially exceed estimates, this could have an adverse effect on the Company’s operating results. See Note 4—Warranty Liabilities, for more information regarding warranties.

Noncontrolling Interest is recognized as equity in the Company’s consolidated balance sheets, is reflected in net income attributable to noncontrolling interest in the consolidated statements of income and comprehensive income and is captured within the summary of changes in equity attributable to controlling and noncontrolling interests. Noncontrolling interests represent ownership interests in the Company’s subsidiaries held by third parties.

Other Comprehensive Income (Loss) which is reported in the consolidated statements of income and comprehensive income and consolidated statements of equity, consists of net income and other gains and losses affecting equity that are excluded from net income. The components of other comprehensive income (loss) primarily consist of foreign currency translation gains and losses and net realized and unrealized gains and losses on the following: (i) securities available for sale; (ii) derivatives designated as cash flow hedges; and (iii) the Company’s defined benefit plans.

Earnings Per Share (“EPS”) is based on the weighted average number of common shares outstanding during each period. Diluted EPS adjusts basic EPS for the effects of dilutive common stock equivalents outstanding during each period using the treasury stock method.

The following table reconciles the numerators and denominators used in the computations of both basic and diluted EPS (in thousands except per share data):

Fiscal Year	2014	2013	2012
Numerator:
Net income attributable to Fossil Group, Inc.	$376,707	$378,152	$343,401
Denominator:
Basic EPS computation:
Basic weighted average common shares outstanding	52,882	57,401	60,959
Basic EPS	$7.12	$6.59	$5.63
Diluted EPS computation:
Basic weighted average common shares outstanding	52,882	57,401	60,959
Stock options, stock appreciation rights and restricted stock units	198	275	441
Diluted weighted average common shares outstanding	53,080	57,676	61,400
Diluted EPS	$7.10	$6.56	$5.59

Approximately 318,448, 274,944 and 316,638 weighted shares issuable under stock-based awards were not included in the diluted EPS calculation in fiscal years 2014, 2013 and 2012, respectively, because they were antidilutive.

Income Taxes are provided for under the asset and liability method for temporary differences in the recognition of assets and liabilities recognized for income tax and financial reporting purposes. Deferred tax assets are periodically assessed for the likelihood of whether they more likely than not will be realized. Tax benefits associated with uncertain tax positions are recognized in the period in which one of the following conditions is satisfied: (i) the more likely than not recognition threshold is satisfied; (ii) the position is ultimately settled through negotiation or litigation; or (iii) the statute of limitations for the taxing authority to examine and challenge the position has expired. Tax benefits associated with an uncertain tax position are derecognized in the period in which the more likely than not recognition threshold is no longer satisfied.

Recently Issued Accounting Standards

In January 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-01, Income Statement—Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items (“ASU 2015-01”). ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items as part of its initiative to reduce complexity in accounting standards. As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item. However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently. ASU 2015-01 is effective for annual periods beginning after December 15, 2015 with early adoption permitted. This standard will not have a material impact on the Company’s consolidated results of operations or financial position.

In August 2014, FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”), to provide guidance on management’s responsibility to perform interim and annual assessments of an entity’s ability to continue as a going concern and to provide related disclosure. ASU 2014-15 applies to all entities and is effective for annual periods ending after December 15, 2016, and interim periods thereafter, with early adoption permitted. This standard will not have a material impact on the Company’s consolidated results of operations or financial position.

In June 2014, FASB issued ASU 2014-12, Compensation—Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period (“ASU 2014-12”). ASU 2014-12 requires that a performance target, that affects vesting and that could be achieved after the requisite service period, be treated as a performance condition. As such, the performance target should not be reflected in estimating the grant-date fair value of the award. ASU 2014-12 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2015, with early adoption permitted. The Company is evaluating the effect of adopting ASU 2014-12, but does not expect adoption will have a material impact on the Company’s consolidated results of operations or financial position.

In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets, unless those contracts are within the scope of other standards (for example, insurance contracts or lease contracts). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU 2014-09 provides alternative methods of retrospective adoption and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2016. Early adoption is not permitted. The Company is evaluating the effect of adopting ASU 2014-09, but does not expect adoption will have a material impact on the Company’s consolidated results of operations or financial position.

In April 2014, FASB issued ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity (“ASU 2014-08”). Under ASU 2014-08, only disposals of a component of an entity, or a group of components of an entity, that represent a strategic shift that has (or will have) a major effect on the entity’s results and operations would qualify as discontinued operations. ASU 2014-08 also provides guidance on the financial statement presentations and disclosures of discontinued operations. ASU 2014-08 is effective prospectively for all disposals, or components classified as held for sale, for fiscal years, and interim periods within those years, beginning on or after December 15, 2014. Early adoption is permitted but only for disposals that have not been previously reported. The Company is evaluating the effect of adopting ASU 2014-08, but does not expect adoption will have a material impact on the Company’s consolidated results of operations or financial position.

Recently Adopted Accounting Standards

In accordance with U.S. GAAP, the following provisions, which had no material impact on the Company’s financial position, results of operations or cash flows, were adopted effective fiscal year 2014:

•         ASU 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists;

•         ASU 2013-05, Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity; and

•         ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.